UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          July 15, 2005
        ________________________________________________
        Date of Report (Date of earliest event reported)


                       Molex Incorporated
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


      Delaware             0-7491         36-2369491
  ________________      ____________    ______________
  (State or other       (Commission      (IRS Employer
    jurisdiction        File Number)    Identification
 of incorporation)                           No.)


     2222 Wellington Court, Lisle, Illinois          60532
    ________________________________________       __________
    (Address of principal executive offices)       (Zip Code)


                          (630) 969-4550
      ____________________________________________________
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02   Results of Operations and Financial Condition.
_________   ______________________________________________

     On July 19, 2005, Molex Incorporated issued a press release announcing, among other things, the anticipated timing of its earnings release for the fiscal year ended June 30, 2005 and Molex's outlook for the fourth fiscal quarter ended June 30, 2005. The press release also announced that Molex's Audit Committee has asked the Company's independent auditor, Ernst & Young LLP, to audit the financial statements for the fiscal years ended June 30, 2003 and June 30, 2004 in addition to performing an audit of Molex's financial statements for the fiscal year ended June 30, 2005. The press release is furnished as Exhibit
99.1 hereto and incorporated herein by reference.


Item 5.02   Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers.
_________   _________________________________________________________

     On July 15, 2005, Molex's Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, appointed David L. Landsittel to serve as a member of the Board of Directors and fill the vacancy on the Board. Mr. Landsittel was appointed as a Class I director, and will stand for stockholder election at the 2005 Annual Meeting of Stockholders. Following this appointment, the Molex Board is comprised of 13 directors. Mr. Landsittel qualifies as an "audit committee financial expert" and has been appointed to serve on the Audit Committee. The press release announcing the appointment of Mr. Landsittel is attached as Exhibit 99.2 hereto and incorporated herein by reference.

     Mr. Landsittel, age 65, has 34 years of experience in public accounting and previously served as Chairman of the Auditing Standards Board of the American Institute of Certified Public Accountants. From 1963 to 1997, Mr. Landsittel worked at Arthur Andersen LLP and served as engagement partner on larger commercial accounts. Since 1997, Mr. Landsittel has worked as an independent consultant with respect to auditing and financial reporting matters. Mr. Landsittel also serves as a director of American Express Bank, Ltd., a subsidiary of American Express Co., and as a trustee of Burnham Investors Trust, a registered management investment company.

     There is no arrangement or understanding between Mr.
Landsittel and any other person pursuant to which he was selected as a director. There are no transactions in which Mr. Landsittel has an interest requiring disclosure under Item 404(a) of Regulation S-K.


Item 8.01   Other Information.
_________   __________________

     On July 15, 2005, the Molex Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, approved the appointment of David L. Landsittel to the Audit Committee effective as of July 15, 2005. The Board of Directors has concluded that Mr. Landsittel qualifies as an "audit committee financial expert" within the meaning of 407 of the Sarbanes-Oxley Act of 2002. Mr. Landsittel replaced Michelle
L. Collins on the Audit Committee upon his appointment to the Committee. As a result, the Audit Committee is now comprised of Douglas K. Carnahan, Chairman; David L. Landsittel; and Robert J. Potter.



Item 9.01   Financial Statements and Exhibits.
_________   __________________________________

      The following exhibits are being furnished as part of this Form 8-K:

 Exhibit Number       Description
 ______________       ___________

     99.1         Press Release dated July 19, 2005

     99.2         Press Release dated July 15, 2005



                     *      *      *      *



    Cautionary Statement Regarding Forward-Looking Statements

      Statements  in  this Form 8-K that are not  historical  are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Forward-looking statements are based on currently available information and include, among others, statements regarding the Company's outlook with respect to financial results and statements regarding the Company's anticipated release of financial information and the timing and results of the audits of the Company's financial statements. These risks and uncertainties include those associated with the timing of the Company's release of earnings as well as the timing and results of the audits of the Company's financial statements, and those associated with the operation of our business, the challenges attendant to plant closings and restructurings, including the difficulty of predicting plant closing and relocation costs, the difficulty of commencing or increasing production at existing facilities, and the reactions of customers, governmental units, employees and other groups. Other risks and uncertainties are set forth in Molex's Form 10-K for the year ended June 30, 2004, and other documents filed with the Securities and Exchange Commission. Molex disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this Form 8-K resulting from new information, future events or otherwise.




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MOLEX INCORPORATED

Date:  July 20, 2005      By:    /s/  Louis A. Hecht
                              ________________________________
                               Louis A. Hecht
                               Corporate Secretary and General
                               Counsel